Exhibit T3A.14

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

“MUZAK LIMITED PARTNERSHIP”, A DELAWARE LIMITED PARTNERSHIP, WITH AND INTO “AUDIO COMMUNICATIONS NETWORK, LLC” UNDER THE NAME OF “MUZAK LLC”, A LIMITED LIABILITY COMPANY ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE EIGHTEENTH DAY OF MARCH, A.D. 1999, AT 9 O’CLOCK A.M.

	/s/ Edward J. Freel
	Edward J, Freel, Secretary of State

2939187 8100M	AUTHENTICATION:	9636217

991104760	DATE:	03-18-99

1

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 03/18/1999
991104760 - 2939187

CERTIFICATE OF MERGER

MERGING

MUZAK LIMITED PARTNERSHIP, a Delaware limited partnership

INTO

AUDIO COMMUNICATIONS NETWORK, LLC

a Delaware limited liability company

The undersigned limited liability company organized and existing under and by virtue of the Delaware Limited Liability Company Act,

DOES HEREBY CERTIFY:

FIRST: That the name and state of formation and organization of each of the domestic limited liability companies or other business entities which are to merge (the “Constituent Entities”) are as follows:

Name	State of Formation or Organization

Muzak Limited Partnership	Delaware

Audio Communications Network, LLC	Delaware

SECOND: That an Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the Constituent Entities in accordance with the requirements of Section 18-209 of the Delaware Limited Liability Company Act and Section 17-211 of the Delaware Revised Uniform Limited Partnership Act.

THIRD: That the name of the surviving limited liability company of the merger is Audio Communications Network, LLC and shall continue its existence as said limited liability company under the new name of “Muzak LLC,” upon the effective date and time of said merger pursuant to the provisions of the Delaware Limited Liability Company Act.

FOURTH: The effective date and time of the merger shall be the time of the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

FIFTH: That the executed Agreement and Plan of Merger is on file at the principal place of business of the surviving domestic limited liability company, the address of which is Muzak LLC, 2901 Third Avenue, Suite 400, Seattle, Washington 98121.

SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the surviving domestic limited liability company, on request and without cost, to any partner, member or other person holding an interest in either of the Constituent Entities.

2

IN WITNESS WHEREOF, this Certificate of Merger is hereby executed as of the 18th day of March, 1999.

AUDIO COMMUNICATIONS NETWORK, LLC

By:	/s/ Robert MacInnis

Name: Robert MacInnis
Title: Vice President

3

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “ACN OPERATING, LLC”, CHANGING ITS NAME FROM “ACN OPERATING, LLC” TO “AUDIO COMMUNICATIONS NETWORK, LLC”, FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF OCTOBER, A.D. 1998, AT 9 O’CLOCK A.M.

	/s/ Edward J. Freel
	Edward J. Freel, Secretary of State

2939187 8100	AUTHENTICATION:	9358381

981400233	DATE:	10-16-98

1

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 10/16/1998
981400233 - 2939187

I:/ABRY-ACN\MORATTI\CRTAMND.TJM

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF FORMATION

OF

ACN OPERATING, LLC

Pursuant to Sections 18-202 of the Delaware Limited Liability Company Act of the State of Delaware, the undersigned, being the Secretary of ACN Operating, LLC, a Delaware limited liability company (the “Company”) does hereby certify the following:

FIRST:               The same of the Company is ACN Operating, LLC.

SECOND:          The original Certificate of Formation of the Company was filed with the Secretary of State of Delaware on August 28, 1998.

THIRD:             The Certificate of Formation of the Company is hereby amended to effect a change in Article First thereof, relating to the name of the Company, accordingly Article First of the Certificate of Formation shall be amended to read in its entirety as follows:

“FIRST. The name of the limited liability company is Audio Communications Network, LLC”.

IN WITNESS WHEREOF, the undersigned affirms as true the foregoing under penalties of perjury, and has executed this Certificate this 9th day of October, 1998.

ACN OPERATATING, LLC

By:	/s/ Peni Garber
Name: Peni Garber
Title: Secretary

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF FORMATION

OF

ACN OPERATING, LLC

Pursuant to Sections 18-202 of the Delaware Limited Liability Company Act of the State of Delaware, the undersigned, being the Secretary of ACN Operating, LLC, a Delaware limited liability company (the “Company”) does hereby certify the following:

FIRST:               The name of the Company is ACN Operating, LLC.

SECOND:          The original Certificate of Formation of the Company was filed with the Secretary of State of Delaware on August 28, 1998.

THIRD:             The Certificate of Formation of the Company is hereby amended to effect a change in Article First thereof, relating to the name of the Company, accordingly Article First of the Certificate of Formation shall be amended to read in its entirety as follows:

“FIRST. The name of the limited liability company is Audio Communications Network, LLC”.

IN WITNESS WHEREOF, the undersigned affirms as true the foregoing under penalties of perjury, and has executed this Certificate this 9th day of October, 1998.

ACN OPERATATING, LLC

By:	/s/ Peni Garber
Name: Peni Garber
Title: Secretary

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY “ACN OPERATING, LLC” IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWENTY-FIRST DAY OF SEPTEMBER, A.D. 1998.

AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL TAXES HAVE NOT BEEN ASSESSED TO DATE.

	/s/ Edward J. Freel
	Edward J. Freel, Secretary of State

2939187 8300	AUTHENTICATION:	9311219

981364139	DATE:	09-21-98

1

State of Delaware

Office of the Secretary of State

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED LIABILITY COMPANY OF “ACN OPERATING, LLC”, FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF AUGUST, A.D. 1998, AT 9 O’CLOCK A.M.

	/s/ Edward J. Freel
	Edward J. Freel, Secretary of State

2939187 8100	AUTHENTICATION:	9277641

981338285	DATE:	08-28-98

1

CERTIFICATE OF FORMATION

OF

ACN OPERATING, LLC

This Certificate of Formation of ACN Operating, LLC (the “LLC”) has been duly executed and is being filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Act (6 Del. C. § 18-101, et. seq.).

FIRST. The name of the limited liability company formed hereby is ACN Operating, LLC.

SECOND. The address of the registered office of the LLC in the State of Delaware is c/o Corporation Service Company, 1301 Centre Road, Wilmington, New Castle County, Delaware 19805.

THIRD. The name and address of the registered agent for service of process on the LLC in the State of Delaware is Corporation Service Company, 1301 Centre Road. Wilmington, New Castle County, Delaware 19805.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Formation as of this 28th day of August, 1998.

/s/ Royce Yudkoff
Royce Yudkoff
Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 08/28/1998
981338285 - 2939187

CERTIFICATE OF FORMATION

OF

ACN OPERATING, LLC

This Certificate of Formation of ACN Operating, LLC (the “LLC”) has been duly executed and is being filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Act (6 Del. C. § 18-101, et. seq.).

FIRST. The name of the limited liability company formed hereby is ACN Operating, LLC.

SECOND. The address of the registered office of the LLC in the State of Delaware is c/o Corporation Service Company, 1301 Centre Road, Wilmington, New Castle County, Delaware 19805.

THIRD. The name and address of the registered agent for service of process on the LLC in the State of Delaware is Corporation Service Company, 1301 Centre Road, Wilmington, New Castle County, Delaware 19805.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Formation as of this 28th day of August, 1998.

/s/ Royce Yudkoff
Royce Yudkoff
Authorized Person